UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                           FOR THE MONTH OF MARCH 2003





                            SUNAIR ELECTRONICS, INC.
                            ________________________




         FLORIDA                   I-4334                 59-0780772
         -------                   ------                 ----------
        (STATE OF               (COMMISSION             (IRS EMPLOYER
      INCORPORATION)             FILE NO.)             IDENTIFICATION
                                                             NO.)




              3005 S.W. THIRD AVE., FORT LAUDERDALE, FLORIDA, 33315
--------------------------------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE    (954) 525-1505


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ITEM 5. OTHER MATERIALLY IMPORTANT EVENTS
        ---------------------------------

EFFECTIVE MARCH 11, 2003, ARNOLD A. HEGGESTAD, Ph.D. WAS APPOINTED TO THE BOARD OF DIRECTORS OF SUNAIR ELECTRONICS, INC. DR. HEGGESTAD IS THE HOLLOWAY PROFESSOR OF ENTREPRENEURSHIP AND FINANCE AT THE UNIVERSITY OF FLORIDA. DR. HEGGESTAD HAS BEEN AT THE UNIVERSITY OF FLORIDA SINCE 1974.

DR. HEGGESTAD HAS SERVED AS CHAIRMAN, DEPARTMENT OF FINANCE, INSURANCE AND REAL ESTATE, ASSOCIATE DEAN, COLLEGE OF BUSINESS ADMINISTRATION, DIRECTOR OF THE CENTER FOR FINANCIAL INSTITUTIONS, EXECUTIVE DIRECTOR, UNIVERSITY OF FLORIDA RESEARCH FOUNDATION, ASSOCIATE VICE PRESIDENT OF ENTREPRENEURIAL PROGRAMS IN THE OFFICE OF RESEARCH.

DR. HEGGESTAD HAS BEEN VERY ACTIVE IN PUBLIC SERVICE AND HAS SERVED BOTH PUBLIC AND PRIVATE INTERESTS IN A NUMBER OF CAPACITIES.

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


                                   SIGNATURES
                                   ----------



PURSUANT TO THE REQUIREMENTS OF THE SECURITIES AND EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                                   SUNAIR ELECTRONICS, INC.



MARCH 18, 2003                                     /S/ JAMES E. LAURENT
                                                   ----------------------------
                                                   JAMES E. LAURENT, PRESIDENT



MARCH 18, 2003                                     /S/ SYNNOTT B. DURHAM
                                                   ----------------------------
                                                   SYNNOTT B. DURHAM, TREASURER


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